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                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.4

                                 MICROMUSE INC.

                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

                                    ---------

                                September 8, 1997



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

                                TABLE OF CONTENTS



                                                                                          Page
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
1.      Registration Rights..................................................................2
        1.1    Definitions...................................................................2
        1.2    Request for Registration......................................................3
        1.3    Company Registration..........................................................5
        1.4    Obligations of the Company....................................................6
        1.5    Furnish Information...........................................................8
        1.6    Expenses of Demand Registration...............................................8
        1.7    Expenses of Company Registration..............................................8
        1.8    Underwriting Requirements.....................................................9
        1.9    Delay of Registration.........................................................9
        1.10   Indemnification...............................................................9
        1.11   Reports Under Securities Exchange Act of 1934................................11
        1.12   Form S-3 Registration........................................................12
        1.13   Assignment of Registration Rights............................................13
        1.14   Market Stand-Off" Agreement..................................................13
        1.15   Termination of Registration Rights...........................................14

2.      Covenants of the Company............................................................15
        2.1    Delivery of Financial Statements.............................................15
        2.2    Inspection...................................................................16
        2.3    Termination of Information and Inspection Covenants..........................16
        2.4    Right of First Refusal.......................................................16

3.      Miscellaneous.......................................................................17
        3.1    Successors and Assigns.......................................................17
        3.2    Governing Law................................................................18
        3.3    Counterparts.................................................................18
        3.4    Titles and Subtitles.........................................................18
        3.5    Notices......................................................................18
        3.6    Expenses.....................................................................18
        3.7    Amendments and Waivers.......................................................18
        3.8    Severability.................................................................18
        3.9    Aggregation of Stock.........................................................19
        3.10   Entire Agreement.............................................................19
        3.11   Amendment and Waiver.........................................................19

Schedule A     Schedule of Investors
Schedule B     Schedule of Founders

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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



               THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Restated Investors' Rights Agreement") is made as of the 8th day of September, 1997, by and between Micromuse Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto and the founders listed on Schedule B hereto, each of which is herein referred to as an "Investor." All terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement (as defined below).

                                    RECITALS

               WHEREAS, the Company and certain Investors entered into an Investors' Rights Agreement, dated as of March 7, 1997, as amended as of June 19, 1997 (as amended, the "Investors' Rights Agreement"), under which such Investors were granted certain rights, including registration rights;

               WHEREAS, contemporaneously herewith, the Company and certain Investors have entered into the Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides, among other things, for the sale and issuance of up to 2,488,336 shares of Series C Convertible Preferred Stock, $.01 par value per share, of the Company (the "Additional Shares") to certain Investors, for a purchase price of $6.43 per share;

               WHEREAS, pursuant to Section 3.7 of the Investors' Rights Agreement, the Company must obtain the approval of the holders of at least a majority of the Investor Registrable Securities (as defined as Section 1.1(f) of the Investors' Rights Agreement), and the holders of at least a majority of the Founder Registrable Securities (as defined in Section 1.1(g) of the Investors' Rights Agreement in order to amend or waive any provision of the Investors' Rights Agreement;

               WHEREAS, the Company and the Investors who are party to the Investors' Rights Agreement desire to waive the Investors' right of first refusal pursuant to Section 2.4 of the Investors' Rights Agreement in connection with the issuance of the Additional Shares (and conversion of the Additional Shares into Common Stock);

               WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Investors' Rights Agreement is being amended and restated in its entirety by the parties hereto to grant certain registration and other rights to certain of the Investors with respect to the Additional Shares and the Common Stock issuable upon conversion of the Additional Shares;

               NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned parties hereby agree as follows:


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        1. Registration Rights. The Company covenants and agrees as follows:

                      1.1 Definitions. For purposes of this Section 1:

                        (a) The term "Act" means the Securities Act of 1933, as amended.

                        (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                             (c) The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                             (d) The term "1934 Act" shall mean the Securities
Exchange Act of 1934, as amended.

                                (e) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.
                              (f) The term "Series A/B Registrable Securities"
means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock which is issuable upon exercise of the Series A Warrant, (ii) the Common Stock issuable upon conversion of the Series B Preferred Stock, and
(iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) and (ii) above, excluding in all cases, however, any Series A/B Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                             (g) The term "Founder Registrable Securities" means
the shares of Common Stock held by the individuals as set forth on Schedule B to this Agreement, excluding in all cases, however, any Founder Registrable Securities sold by a person in a transaction in which his rights under this
Section 1 are not assigned.

                             (h) The term "Series C Registrable Securities"
means the Common Stock issuable upon conversion of the Series C Convertible Preferred Stock and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any shares referenced above, excluding in all cases however, any Series C Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

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                             (i) The term "Registrable Securities" shall mean
the Series A/B Registrable Securities, the Series C Registrable Securities and the Founder Registrable Securities.

                             (j) The number of shares of "Registrable Securities
then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                             (k) The term "SEC" shall mean the Securities and
Exchange Commission.

                             (l) The term "PLC Optionee" shall mean any option
holders of Micromuse Plc, a subsidiary of the Company, that agree to exchange options to purchase shares of Micromuse Plc for options to purchase shares of Common Stock of the Company granted by the Founders pursuant to the terms of a certain Stock Option Exchange Agreement (the "Stock Option Exchange Agreement") among such PLC Optionees, the Company (as escrow agent) and the Founders.

                      1.2    Request for Registration.


                        (a) If the Company shall receive at any time (but not within six (6) months after the effective date of a registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction))

                                    (i)  after June 1,  1998 (x) a written
request from the Holders of at least forty percent (40%) of the Series A/B Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of such Series A/B Registrable Securities, or (y) in connection with the Company's first registered public offering, a written request from the Holders of at least twenty percent (20%) of the Founder Registrable Securities then outstanding (or such lesser percentage from Holders proposing to register Founder Registrable Securities with anticipated aggregate offering price, net of underwriting discounts and commissions, in excess of $5,000,000), or (z) subsequent to the Company's first registered public offering, a written request from any Holder of Founder Registrable Securities that the Company file a registration statement under the Act covering the registration of Founder Registrable Securities, or

                                    (ii) after August 1, 1999, a written request
from the Holders of at least fifty percent (50%) of the Series C Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of such Series C Registrable Securities; provided, that with respect to a written request for the Company's first registered public offering, such Series C Registrable Securities Holders request that at least twenty percent (20%) of such Series C Registrable Securities held by such requesting Holders be registered in connection with such registration (or such lesser percentage from Holders proposing

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to register Series C Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, in excess of $5,000,000),

then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall use its reasonable best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Act of all Series A/B Registrable Securities, Series C Registrable Securities and Founder Registrable Securities, as applicable, which the Holders request to be registered, subject to the limitations of subsection 1.2(c), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5. All requests for registration hereunder by the Holders of the Founder Registrable Securities shall be made by Christopher Dawes as representative of the Holders of Founder Registrable Securities.

                             (b) If a Holder of either the Series A/B
Registrable Securities, Series C Registrable Securities or Founder Registrable Securities shall demand registration pursuant to Section 1.2(a) hereof, then the Company shall, at such time, promptly give each Holder of Series A/B Registrable Securities, Series C Registrable Securities and Founder Registrable Securities written notice of such registration. Upon the written request of each such Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.2(c), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                                (c) If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Company in writing, a copy of such writing shall be provided by the Company to the Initiating Holders, that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated one-third among the holders of the Series A/B Registrable Securities, one-third among the holders of Series C Registrable Securities and one-third among the holders of Founder Registrable Securities, and within each group such number of shares shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the

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amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                                (d) Notwithstanding the foregoing, if the
Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                                (e) In addition, the Company shall not be
obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                                        (i) With respect to the holders of
Series A/B Registrable Securities, after the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                                        (ii) With respect to the holders of
Founder Registrable Securities, after the Company has effected one registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

                                    (iii) With respect to the holders of Series
C Registrable Securities, after the Company has effected one registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

                                    (iv) During the period starting with the
date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                    (v) If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon

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conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

        1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to



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file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                             (e) In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                             (f) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                             (g) No indemnifying party, in the defense of any
such claim or litigation, shall, except with the consent of each indemnified party, consent to entry to any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                              (h) Cause all such Registrable Securities
registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                              (i) Provide a transfer agent and registrar for
all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                             (j) Use its best efforts to furnish, at the
request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

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                      1.5    Furnish Information.

           (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or Section 1.12, whichever is applicable.

        1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions and fees of special counsel to a Holder incurred in connection with registrations, filings or qualifications pursuant to
Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities held by the Initiating Holders agree to forfeit their respective right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2. All expenses borne by the Holders of Registrable Securities shall be apportioned based on the number of shares of Registrable Securities included in such registration.

        1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder, but excluding underwriting discounts and commissions relating to Registrable Securities and fees of special counsel to the Holders of Registrable Securities.

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        1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

        1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

        1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein

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
not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                             (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                             (c) Promptly after receipt by an indemnified party
under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                        (d) If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.12 Form S-3 Registration. In case the Company shall receive (i) from any Holder of Series A/B Registrable Securities, (ii) any Founders Registrable Securities Holders of at least two percent (2%) of the Common Stock then outstanding or (iii) any Series C Registrable Securities Holders of at least five percent (5%) of the Common Stock then outstanding (on a fully diluted basis), a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                (c) subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities and the fees of special counsel to the Holders of Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively. All expenses borne by the Holders of Registrable Securities shall be apportioned based on the number of shares of Registrable Securities included in such registration.

        1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided:

                (a) The rights may be assigned only to an assignee or transferee who acquires or receives (i) either twenty percent (20%) of the Series A/B Registrable Securities, or Founder Registrable Securities representing at least two percent (2%) of the Company's total outstanding Common Stock or Series C Registrable Securities representing at least twenty percent (20%) of such assigning Investor's Series C Registrable Securities, and (ii) the assignee or transferee is reasonably acceptable to the Company; provided that no rights pursuant to this Section 1 may be transferred to a PLC Optionee who exercises its option to purchase Founder Registrable Securities; and

                (b) (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Sections 1.14 and 1.15 below; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act;

provided, further, that any distribution or transfer of such rights to the partner of a Holder that is a partnership may be accomplished without restriction.

        1.14 "Market Stand-Off" Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company or an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell

(including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that

                (a) all officers and directors and greater than five percent (5%) stockholders of the Company enter into similar agreements; and

                (b) such market stand-off time period for the Company's initial public offering shall not exceed one hundred eighty (180) days and for any subsequent public offering shall not exceed ninety (90) days;

provided, further, that with respect to any public offering subsequent to the Company's initial public offering, the Series C Registrable Securities held by Holders will not be subject to the foregoing restrictions.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

               Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

                      1.15   Termination of Registration Rights.

                        (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                        (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this Section 1.15(b) shall not apply to any Holder who owns more than two percent (2%) of the Company's outstanding stock until such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company.

               2.    Covenants of the Company.

                     2.1 Delivery of Financial Statements. The Company shall deliver to

                                (a) each Investor that holds in the aggregate
100,000 shares or more of the then outstanding Series A and Series B Preferred Stock (or Common Stock issuable upon conversion of Series A and Series B Preferred Stock) or 50,000 shares or more of the then outstanding Series C Preferred Stock (or Common Stock issuable upon conversion of Series C Preferred Stock), as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                                (b) each Investor that holds in the aggregate
100,000 shares or more of the then outstanding Series A and Series B Preferred Stock (or Common Stock issuable upon conversion of Series A and Series B Preferred Stock) or 50,000 shares or more of the then outstanding Series C Preferred Stock (or Common Stock issuable upon conversion of Series C Preferred Stock), as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows, a statement of stockholder's equity for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                                (c) each Investor that holds in aggregate twenty
percent (20%) or more of the total then outstanding Series A and Series B Preferred Stock (including Common Stock issuable upon conversion of the Preferred Stock) or in aggregate fifteen percent (15%) or more of the total then outstanding Series C Preferred Stock (including Common Stock issued upon conversion of the Series C Preferred Stock, within thirty (30) days of the end of each month, upon request, an unaudited income statement, statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

                             (d) each Investor that holds in aggregate twenty
percent (20%) or more of the total then outstanding Series A and Series B Preferred Stock (including Common Stock issuable upon conversion of the Series C Preferred Stock) or in aggregate fifteen percent (15%) or more of the total then outstanding Series C Preferred Stock (including Common Stock issued upon conversion of the Preferred Stock), as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, upon request, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and statement of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company or, if prepared by the Company, any standard variance analysis or any comparison to budget or plan;

                                (e) with respect to the financial statements
called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

                             (f) The Company shall not be obligated under
Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

        2.2 Inspection. The Company shall permit each Investor that holds in the aggregate twenty percent (20%) or more of the then outstanding Preferred Stock (including Common Stock issuable upon exchange of the Preferred), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

        2.3 Termination of Information and Inspection Covenants. The covenants set forth in subsections 2.1(c) and (d) and Section 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

        2.4 Right of First Refusal. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first refusal with respect to future sales by the Company of its Shares (as hereinafter defined).

    Each time the Company or its wholly-owned subsidiary, Micromuse PLC, a company formed in the United Kingdom, proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of their capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                (a) The Company shall deliver a notice ("Notice") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                (b) Within 10 calendar days after giving of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities with the exception of any options outstanding under any Company Stock Option Plan).

                (c) If all Shares which Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 20-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 20 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                (d) The right of first refusal in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees for the primary purpose of soliciting or retaining their employment pursuant to the Company's Stock Option Plan, (ii) with respect to the Holders of Series A/B Registrable Securities and Founder Registrable Securities, to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act, at an offering price of at least $6.86 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) with aggregate gross proceeds of at least $10,000,000, (iii) with respect to the Holders of Series C Registrable Securities, to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act, at an offering price of at least $9.65 per share if such offering is consummated on or prior to September 8, 1998, and $12.86 per share thereafter (in each such case, the price per share shall be appropriately adjusted for any stock split, dividend, combination or other recapitalization) with aggregate gross proceeds of at least $10,000,000 (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (v) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (vi) the issuance of stock, warrants or other securities or rights to employees, directors, customers, suppliers, OEM's, or consultants, provided such issuances are for other than primarily equity financing purposes.

                (e) The right of first refusal set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, and (ii) such right is assignable between and among any of the Holders.

               3.     Miscellaneous.

                      3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities), with the exception that the terms and conditions of this Agreement shall not apply to a PLC Optionee who exercises its rights to purchase shares of Founder Registrable Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified (including, but not limited to, by nationally recognized courier or overnight delivery service) or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series A/B Registrable Securities, the Founder Registrable Securities and the Series C Investor Registrable Securities then outstanding, each voting separately. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                3.10 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                3.11 Amendment and Waiver. The Investors who are party to the Investors' Rights Agreement and being the holders of at least a majority of the currently outstanding Investor Registrable Securities (as defined in Section 1.1(f) of the Investors' Rights Agreement) and a majority of the currently outstanding Founder Registrable Securities (as defined in Section 1.1(g) of the Investors' Rights Agreement), in connection with the issuance by the Company of the Additional Shares (and conversion of the Additional Shares into Common Stock) hereby (i) waive the right of first refusal set forth in Section 2.4 of the Investors' Rights Agreement, (ii) consent to the amendments to the Investors' Rights Agreement and agree that the Investors' Rights Agreement shall be terminated and of no further force and effect and (iii) the Investors agree to be bound by the provisions of this Restated Investors' Rights Agreement.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                            MICROMUSE INC.



                            By: /s/ CHRISTOPHER J. DAWES
                               -----------------------------------------
                            President and Chief Executive Officer

                             Address:    139 Townsend Street
                                         Mezzanine Floor
                                         San Francisco, California  94107



                            INVESTORS:



                            SIERRA VENTURES V, L.P.

                            By its General Partner SV Associates V, L.P.

                            By: /s/ Peter L. Wendell
                               -----------------------------------------
                            Its:
                                ----------------------------------------
                            Address:    3000 Sand Hill Road
                                        Building 4, Suite 210
                                        Menlo Park, CA 94025



                             CITICORP



                            By: /s/ RONALD DeSALTO
                                ----------------------------------------
                            Its: Vice President
                                ----------------------------------------
                            Address:    155 East 53rd Street
                                        1 Citicorp Center
                                        New York, New York 10043

                               NETWORK EQUIPMENT TECHNOLOGIES, INC.


                               By: /s/ Dan Lane
                                  -----------------------------------------
                               Its: Vice President
                                   ----------------------------------------

                                Address:    800 Saginaw Drive
                                            Redwood City, California 94063



                                VICTORY VENTURES LLC



                               By: /s/ WALTER A. CAROZZA
                                  -----------------------------------------
                               Name:  Walter A. Carozza
                                    ---------------------------------------
                               Title: President
                                     --------------------------------------
                               Address:    645 Madison Avenue, 22nd Floor
                                           New York, New York 10022



                                EAST RIVER VENTURES, L.P.



                               By: /s/ WALTER A. CAROZZA
                                  -----------------------------------------
                               Name:  Walter A. Carozza
                                    ---------------------------------------
                               Title: General Partner
                                     --------------------------------------

                               Address:    645 Madison Avenue, 22nd Floor
                                           New York, New York 10022



                               DMG TECHNOLOGY VENTURES L.L.C.



                               By: /s/ G. Boutros
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------



                               Address:    1550 El Camino Real, Suite 100
                               Menlo Park, California 94025

                               COMDISCO, INC.



                               By: /s/ JAMES P. LABE
                                  -----------------------------------------
                               Name:  James P. Labe
                                    ---------------------------------------
                               Title: President, Compisco Ventures Division
                                     --------------------------------------




                               Address:    3000 Sand Hill Road
                               Building 1, Suite 155
                               Menlo Park, California  74025



                               SANDRA DRAZAN LIVING TRUST



                               By:  /s/ ARTHUR DRAZAN
                                  -----------------------------------------
                               Name: Arthur Drazan
                                    ---------------------------------------
                               Title:
                                     --------------------------------------

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                                Address:    3000 Sand Hill Road
                                            Building Four, Suite 210
                                            Menlo Park, California 94025



                                /s/ LAWRENCE FLINN, JR.
                                -------------------------------------------
                                Lawrence Flinn, Jr.

                                Address:    411 West Putnam Avenue
                                            Suite 305
                                            Greenwich, Connecticut 06831



                                /s/ PETER A. FLAHERTY
                                -------------------------------------------
                                Peter A. Flaherty

                                Address:    130 East 95th Street
                                            New York, New York 10128

                                        ------------------------------------
                                        Marshall Lux

                                        Address:    c/o McKinsey & Company
                                                    55 East 52nd Street
                                                    New York, New York 10022


                                        /s/ ROBERT DENMAN
                                        ------------------------------------
                                        Robert Denman



                                        Address:    6 Margate Terrace
                                                    Pueblo, Colorado  81001


                                        /s/ BERT ZACCARIA
                                        ------------------------------------
                                        Bert Zaccaria

                                        Address:    3000 Sand Hill Road
                                                    Building Four, Suite 210
                                                    Menlo Park, California 94025



                                        ZD. AIR, INC.



                                        By: /s/ BERT ZACCARIA
                                            -----------------------------------
                                        Name: /s/ Bert Zaccaria
                                              ---------------------------------
                                        Title: President
                                               --------------------------------

                                       Address:    3000 Sand Hill Road
                                                   Building Four, Suite 210
                                                   Menlo Park, California 94025

                                        /s/ CHRISTOPHER J. DAWES
                                       ------------------------------------
                                       Christopher Dawes

                                       Address:    650 Second Street
                                                   Apartment 501
                                                   San Francisco, CA  44107


                                       /s/ ANGELA DAWES
                                       ------------------------------------
                                       Angela Dawes

                                       Address:    650 Second Street
                                                   Apartment 501
                                                   San Francisco, CA  44107


                                       ------------------------------------
                                       Philip Tee

                                       Address:


                                       ------------------------------------
                                       Trevor Robinson

                                       Address:    Tancreds
                                                   South Road
                                                   St. George's Hill
                                                   Weybridge, Surrey, England
                                                   KT13 ONA


                                       ------------------------------------
                                       Kenneth Barth

                                       Address:    10456 Countess Drive
                                                   Dallas, TX  75229

                                        /s/  MICHAEL JACKSON
                                       ------------------------------------
                                       Michael Jackson

                                       Address:    2 Castello Avenue
                                                   London, England
                                                   SW15



                                        /s/  DAVID C. SCHWAB
                                       ------------------------------------
                                       David Schwab

                                       Address:    c/o Sierra Ventures
                                                   3000 Sand Hill Road
                                                   Building 4, Suite 210
                                                   Menlo Park, CA  94025


                                       ------------------------------------
                                       Dale Rossi

                                       Address:    c/o Micromuse Inc.
                                                   139 Townsend Street
                                                   Mezzanine Floor
                                                   San Francisco, CA  94107



                                       ------------------------------------
                                       Robert Loughan

                                       Address:    c/o Micromuse Inc.
                                                   139 Townsend Street
                                                   Mezzanine Floor
                                                   San Francisco, CA  94107



                                       ------------------------------------
                                       Will Ayer

                                       Address:    c/o Micromuse Inc.
                                                   139 Townsend Street
                                                   Mezzanine Floor
                                                   San Francisco, CA  94107

                                        /s/  STEVEN M. FRANKLIN
                                       ------------------------------------
                                       G & H PARTNERS



                                       By:__________________________________
                                       Name:________________________________
                                       Partner______________________________



                                       Address:    155 Constitution Drive
                                                   Menlo Park, California 94025



                                       ------------------------------------
                                       Harold J. Newman

                                       Address:    605 3rd Avenue, 38th Floor
                                                   New York, New York 10158



                                       BROOKHAVEN CAPITAL MANAGEMENT



                                       By:   /s/  VINCENT LARRINE
                                             --------------------------------
                                       Name:      Vincent Larrine
                                             --------------------------------
                                       Title:     President
                                             --------------------------------
                                       Address:    3000 Sand Hill Road
                                                   Building 2, Suite 1051
                                                   Menlo Park, California 94025



                                       GERALD SCHALTZ SEP IRA DTD 12/26/95



                                       By:   /s/  GERALD SHALTZ
                                             --------------------------------
                                       Name:
                                       Title:

                                       Address: 120 Willowbrook Drive
                                                Portola Valley, California 94028

                                   SCHEDULE A

                              Schedule of Investors



Name and Address
----------------

Citicorp

Sierra Ventures V, LP

Network Equipment Technologies, Inc.

Victory Ventures LLC

East River Ventures, L.P.

Lawrence Flinn, Jr.

DMG Technology Ventures L.L.C.

Peter A. Flaherty

Comdisco, Inc.

Sandra Drazan Living Trust

Robert Denman

Bert Zaccaria

ZD. Air, Inc.

Harold J. Newman

G&H Partners

Gerald Schaltz SEP IRA DTD 12/26/95

Brookhaven Capital Management

                                   SCHEDULE B

                              Schedule of Founders


Founders
--------

Christopher Dawes
Angela Dawes
Philip Tee
Trevor Robinson
Ken Barth
Michael Jackson
David Schwab
Dale Rossi
Robert Loughan
Will Ayer




                                      S-2